UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 8, 2007
QLT INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     Entry into a Material Definitive Agreement.
          On October 8, 2007, QLT Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 3088923, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”), ForSight Newco II, Inc., a Delaware corporation (“ForSight”), and the individuals named therein as the Stockholders Representatives. Pursuant to the Merger Agreement, Merger Sub will be merged with and into ForSight, and ForSight will continue as the surviving corporation and as an indirect wholly owned subsidiary of the Company.
          Under the terms and conditions set forth in the Merger Agreement, the Company will acquire ForSight for $42 million on closing (less bonus payments to be paid pursuant to certain change of control bonus agreements and an escrow amount of $4.2 million that will be deposited as security for the indemnification obligations set forth in the Merger Agreement), along with future milestone payments and royalties on net sales of products.
          The merger is subject to certain conditions that must be either satisfied or waived before the merger can be completed.
          The description of the Merger Agreement and the merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
ITEM 9.01.     Financial Statements and Exhibits.
          d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 8, 2007, by and among the Company, 3088923, Inc., ForSight Newco II, Inc. and the Stockholders Representatives named therein. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.*

*	Certain portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
Date: October 11, 2007	By:	/s/ Cameron R. Nelson
Cameron R. Nelson
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 8, 2007, by and among the Company, 3088923, Inc., ForSight Newco II, Inc. and the Stockholders Representatives named therein. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.*

*	Certain portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.